SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 28, 2003

                             ART INTERNATIONAL, INC.
            (Exact name of registration as specified in its charter)

                                 Ontario, Canada
                 (State or other jurisdiction of incorporation)

               0-16008                                    98-0082514
       (Commission file number)                (IRS employer identification no.)

5-7100 Warden Avenue, Markham, Ontario                  Canada L3R 8B5
(Address of principal executive offices)                  (ZIP code)

                                 (905) 477-0252
              (Registrant's telephone number, including area code)

                        This document contains a total of 2 pages.


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Item 5.  Other Events and Regulation FD Disclosure.

         The Board of Directors of ART International, Inc. has announced the withdrawal of its Preliminary 14C Information Statement filed March 5, 2003, and its Definitive 14C information statement filed March 20, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ART INTERNATIONAL, INC.
Date: April 29, 2003
                                             By /s/ SIMON MEREDITH
                                             -----------------------------------
                                             Simon Meredith
                                             President